Exhibit 10.1.2

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of February 14, 2013 (this “Amendment”), to the First Lien Credit Agreement dated as of April 20, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among PG HOLDCO, LLC, a Delaware limited liability company (“Holdings”) PGA HOLDINGS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.1 of the Credit Agreement permits amendments or other modifications of the Credit Agreement with consent of the Administrative Agent, Holdings, the Borrower and the Required Lenders;

WHEREAS, Borrower has requested that the Required Lenders agree to modify the calculation of Consolidated EBITDA by permitting the additional addbacks listed on Schedule 1 hereto;

WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to such modification relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                          Amendment.

The Borrower shall be permitted to modify the calculation of “Consolidated EBITDA” for the periods of four consecutive fiscal quarters ending on December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 by adding back to Consolidated Net Income, without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income, the amounts enumerated on Schedule 1 hereto for the applicable period to the extent such amounts reflect cash expenses, losses, charges or costs which accrued during the periods set forth opposite such amounts on Schedule 1 and are of the type described in clause (j) of the definition of “Consolidated EBITDA” without giving effect to the cap of 6% of Consolidated EBITDA in such clause (j).

Section 2.                                          Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as of the date hereof and the Amendment No. 1 Effective Date that:

(a)                                 Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Section 4 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects).

(b)                                 At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c)                                  Each of Holdings and the Borrower (i) has the requisite power and authority to execute, deliver and perform the Amendment, (ii) has taken all necessary organizational action to authorize the execution, delivery and performance of the Amendment and (iii) has duly executed and delivered the Amendment.

(d)                                 This Amendment constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against each of them in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in an proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

Section 3.                                          Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a)                                 The Administrative Agent’s receipt of executed counterparts of this Amendment from Holdings, the Borrower, the Administrative Agent and the Required Lenders, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified.

(b)                                 The Administrative Agent’s receipt of a certificate of a Responsible Officer of each of Holdings and the Borrower dated the Amendment No. 1 Effective Date and certifying as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing such certificate, which shall be an original or facsimile or electronic copy (followed promptly by originals) unless otherwise specified

(c)                                  The Borrower shall have reimbursed the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent.

Section 4.                                          Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of

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this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6.                                          Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.12 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 6.                                          Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.                                          Reaffirmation. Each of Holdings and the Borrower hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby.

Section 8.                                          Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PG HOLDCO, LLC

By:	/s/ Eileen A. Kamerick
	Name:	Eileen A. Kamerick
	Title:	Chief Financial Officer & Treasurer

PGA HOLDINGS, INC.

By:	/s/ Eileen A. Kamerick
	Name:	Eileen A. Kamerick
	Title:	Chief Financial Officer & Treasurer

AMENDMENT NO. 1 — PRESS GANEY

FIRST LIEN

BARCLAYS BANK PLC,
as Administrative Agent and Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

AMENDMENT NO. 1 — PRESS GANEY

FIRST LIEN

[1ST Source Bank],
as Lender

By:	/s/ Patrick Novitzki
	Name:	Patrick Novitzki
	Title:	U.P.

AMENDMENT NO. 1 — PRESS GANEY

FIRST LIEN

ASF1 Loan Funding LLC,
as Lender

By:	Citibank N.A.

By:	/s/ Lynette Thompson
	Name:	Lynette Thompson
	Title:	Director

AMENDMENT NO. 1 — PRESS GANEY

FIRST LIEN

[BANCALLIANCE INC.],
as Lender

By:	AP COMMERCIAL LLC, its attorney-in-fact

By:	/s/ John Gray
	Name:	John Gray
	Title:	Director

AMENDMENT NO. 1 — PRESS GANEY

FIRST LIEN

EMPORIA PREFERRED FUNDING II, LTD.
By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

EMPORIA PREFERRED FUNDING III, LTD.
By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND III, LTD.
By: Ivy Hil Asset Management, L.P., as Asset Manager

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.
By: Ivy Hil Asset Management, L.P., as Portfolio Manager

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

KNIGHTSBRIDGE CLO 2007-1 LIMITED
By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

AMENDMENT NO. 1 — PRESS GANEY

FIRST LIEN

[Bank of Montreal],
as Lender

By:	/s/ Katie Jones
	Name:	Katie Jones
	Title:	Managing Director

AMENDMENT NO. 1 — PRESS GANEY

FIRST LIEN

TRIBECA PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds
Management LLC as Portfolio Manager

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

Bank of Montreal,
as a Lender

By:	/s/ Stephen E. Kalmer
	Name:	Stephen E. Kalmer
	Title:	Director

SIGNATURE PAGE TO PRESS GANEY FIRST LIEN CREDIT AGREEMENT

MAPS CLO FUND II, LTD.
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

CIT Bank,
as Lender

By:	/s/ John Tracey
Name:	John Tracey
Title:	Director

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

CIT Finance LLC,
as Lender

By:	/s/ John Tracey
Name:	John Tracey
Title:	Director

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

[Congressional Bank],
as Lender

By:	/s/ Kenneth Elias
	Name:	Kenneth Elias
	Title:	SVP

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

ATLAS SENIOR LOAN FUND II, LTD
By: Crescent Capital Group LP, its adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

ATLAS SENIOR LOAN FUND, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

CRESCENT ALTERNATIVE CREDIT PARTNERS, L.P.
By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its advisor

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

FARAKER INVESTMENT PTE LTD.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

MAC CAPITAL, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

MOMENTUM CAPITAL FUND, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

PALMETTO INVESTORS MASTER FUND, LLC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

RGA REINSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

BELL ATLANTIC MASTER TRUST
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

VITESSE CLO LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Senior Vice President

By:	/s/ Joshua Grumer
Name:	Joshua Grumer
Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

[General Electric Capital Corporation],
as Lender

By:	/s/ Kevin Blitz
	Name:	Kevin Blitz
	Title:	Duly Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

[Goldman Sachs Lending Partners LLC],
as Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

BLACKSTONE / GSO SENIOR FLOATING
RATE TERM FUND
By: GSO / Blackstone Debt Funds Management
LLC as Investment Advisor

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

CALLIDUS DEBT PARTNERS CLO FUND
VI, LTD.
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

CENTRAL PARK CLO, LTD.
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

CHELSEA PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds
Management LLC as Portfolio Manager

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

COLUMBUS PARK CDO LTD.
By: GSO / Blackstone Debt Funds Management
LLC as Portfolio Manager

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

GALE FORCE 4 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds
Management LLC as Collateral Servicer

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

GRAMERCY PARK CLO LTD.
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral
Manager

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral
Manager

as Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

[Lake City Bank],
as Lender

By:	/s/ Benjamin C. Norris
	Name:	Benjamin C. Norris
	Title:	Vice President

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

Sumitomo Mitsui Banking Corporation
as Lender

By:	/s/ David Kee
	Name:	David Kee
	Title:	Managing Director

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

[UBS Loan Finance LLC],
as Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

/s/ David Urban
David Urban
Associate Director
Banking Products
Services, US

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

[UBS AG, Stamford Branch],
as Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

AMENDMENT No. 1 — PRESS GANEY

FIRST LIEN

SCHEDULE 1

	LTM Addbacks to	Addbacks reflect amounts accrued
LTM Period ended	Consolidated EBITDA	during the following periods

December 31, 2012	$9,602,453	Fiscal year ended December 31, 2012

March 31, 2013	$9,349,337	April 1, 2012 to December 31, 2012

June 30, 2013	$6,952,153	July 1, 2012 to December 31, 2012

September 30, 2013	$1,411,997	October 1, 2012 to December 31, 2012